EXHIBIT 99.01

Contact:

Mary Ellen Ynes

Interwoven, Inc.

(408) 530-7043

mynes@interwoven.com

Interwoven Agrees to Acquire MediaBin to Provide Industry’s First

Intelligent Digital Brand Management Solution

Combining Proven, Market-Leading Technologies To Deliver Comprehensive Solution that Speeds

Product Launches, Reduces Marketing Costs, and Safeguards Corporate Brand

SUNNYVALE, Calif. – June 2, 2003 – Interwoven, Inc. (Nasdaq: IWOV), a world leader in content management for the enterprise, today announced that it has entered into a definitive agreement to acquire MediaBin, a pioneering digital asset management (DAM) company. Building on an existing, successful partnership with MediaBin, Interwoven extends its industry leadership by delivering a unique solution for intelligent management of digital assets, essential to driving brand development and enforcing control and consistency of the corporate brand enterprise-wide. With MediaBin’s proven technological superiority and recognized leadership in digital asset management, Interwoven today offers customers the industry’s most powerful integrated digital brand management solution.

“Companies today are faced with the growing challenge of leveraging rich media assets in initiatives such as product catalogs, collateral, documentation, and eLearning. This is particularly true of marketing groups that are increasingly struggling with addressing global control of marketing/brand assets,” said Andrew Warzecha, senior vice president, META Group. “For content management vendors, digital asset management offers an opportunity for selling to nontraditional users and has becoming a critical component of an overall enterprise content management platform.”

The Evolution of a Proven Solution

Since announcing the integration of their products in October 2002, Interwoven and MediaBin have won contracts and implemented integrated solutions with more than a dozen customers across a variety of industry segments. Harrah’s Entertainment, for example, implemented both technologies to manage all of its marketing and Internet assets, increasing the effectiveness of its online properties, the security of its brand, and the efficiency of the process to support them.

“When we initially bought both Interwoven and MediaBin, we knew we were investing in two market-leading technologies – and today’s announcement heightens our confidence that we made the right choice,” said Anika Howard, director of Internet marketing of Harrah’s Entertainment. “The combination of Interwoven and MediaBin is a strategic and logical move – and a valuable extension of brand management across the enterprise. We anticipate continued success with the new Interwoven solution as we build out our Internet initiatives across the company.”

MediaBin Digital Asset Management Product Is Available from Interwoven Today

MediaBin’s more than 50 customers include some of the world’s most recognizable brand-name companies, such as Delta Air Lines, John Deere, Microsoft, Reebok, and Samsonite. MediaBin software enables enterprises to promote their products in multi-channel marketing programs while protecting the integrity of their corporate brand. MediaBin helps companies manage, produce, and deliver volumes of brand assets—product images, marketing collateral, presentations, and video—in a more strategic, controlled, and efficient manner, which better automates marketing processes and increases time-to-market for new products and campaigns.

Key attributes of the MediaBin product include:

•	MediaBin’s unique, patent-pending rendition management capabilities that allow users to find, utilize, transform, deliver, and update content, fostering content reuse, accuracy, and consistency across media and across channels;

•	MediaBin delivers the industry’s best out-of-the-box experience – from installation to user interface to usage – which drives faster adoption and improves ROI;

•	MediaBin integrates with leading rich media authoring tools, from Adobe to Virage, Macromedia to Quark – providing management capabilities to any rich media asset regardless of its format.

MediaBin is supported by leading professional services firms, such as Aquent, Dell Professional Service, Interflow, and SBI.

Future Direction

By expanding on the joint solution that is available today – an integration between Interwoven TeamSite Content Server software and MediaBin Asset Manager – Interwoven plans to build the most comprehensive brand management solution in the industry. The new solution will combine Interwoven Intelligence Server software for advanced content classification and taxonomy management with MediaBin, to deliver the industry’s first intelligent management of rich media assets. This combination of Interwoven and MediaBin’s capabilities will allow organizations to protect their brand by ensuring consistent, accurate, and current content assets to support all enterprise products and services. This new solution will include extensions to leading print applications, such as Adobe InDesign, and will utilize Interwoven’s next-generation ContentServices standard for Web Service-enabled applications.

“We’ve seen increasing demand within our customer base for a combined digital asset management and content management solution, and Interwoven was at the top of the list to fill that need,” said David Moran, president and CEO of MediaBin. “We are excited to join forces with Interwoven to bring an even richer enterprise DAM offering to our customers, prospects, and partners.”

“At Interwoven, we are constantly seeking out technology and business opportunities to help move our customers to the next level of success,” said Martin Brauns, chairman, president and CEO of Interwoven. “We assessed the market, and based on customer feedback chose MediaBin – the best technology to complement and further strengthen Interwoven’s content offerings. By integrating MediaBin with Interwoven’s unique content intelligence capability, we’re delivering the industry’s first solution for intelligent digital brand management across the extended enterprise.”

Pricing and Availability

The Interwoven Digital Brand Management Solution is available from Interwoven today and can be purchased for an entry price of $100K. Interwoven will market both the MediaBin DAM line of products and the combined MediaBin and Interwoven solution immediately. Interwoven client services and technical support are trained and prepared to assist customers with these products.

Learn More About Interwoven’s Expanded Digital Asset Management Capabilities

For more information about MediaBin and the Interwoven DAM solution, Interwoven invites you to participate in a Webcast on Wednesday, June 18 at 10:00am (PST). Register by visiting http://www.interwoven.com/cgi-bin/mediabin_webcast.cgi/.

Today Interwoven also announces the formation of a new MediaBin User Group and is looking for charter members to start chapters in major cities across the U.S., beginning with Chicago and New York.

About Interwoven

Interwoven, Inc. is a world-leading provider of content management software for the enterprise. Allied with the leading enterprise application providers, the Interwoven 5 platform provides content management for more than 1100 organizations world wide including Air France, Cisco Systems, General Electric, General Motors, and Yamaha. For more information visit www.interwoven.com.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

MediaBin, Inc. intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the merger. The proxy statement will be mailed to the stockholders of MediaBin. Before making any voting or investment decision with respect to the merger, investors and stockholders of MediaBin are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Interwoven and MediaBin with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of MediaBin may obtain free copies of the documents filed with the SEC by contacting MediaBin Investor Relations, Seven Piedmont Center N.E. Suite 600 Atlanta, GA 30305-1530, Tel: (404) 264-8000. You may also read and copy any reports, statements and other information filed by Interwoven and MediaBin at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC’s other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

MediaBin, Interwoven and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the MediaBin stockholders in favor of the merger. Certain executive officers and directors of MediaBin have interests in the merger, including severance arrangements, acceleration of vesting of stock options and their ownership of MediaBin’s common stock, and their interests will be described in the proxy statement when it becomes available.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release includes estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. For example, statements that Interwoven will provide new products and new functionality are forward-looking statements. Such forward-looking statements involve many risks and uncertainties, including: the risk that we will not successfully execute our product development or integration efforts related to MediaBin; the risk that our merger with MediaBin will not be consummated; and the risk that we will not gain market acceptance of our products and services. These and other factors could cause our actual results to differ materially from what we project in our forward-looking statements. For more information regarding potential risks, see the “Factors That May Affect Future Results” section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

NOTE: Interwoven, TeamSite, MetaTagger, OpenDeploy, TeamCode, TeamPortal, the taglines, logo and service marks are trademarks of Interwoven, Inc., which may be registered in certain jurisdictions. All other trademarks are owned by their respective owners.

###